EXHIBIT 23.4
                                                                    ------------



                          INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference of our report dated May 18, 2000 (June 8, 2000, as to Note 10) on the financial statements of Customer Analytics Holdings, Inc. and subsidiaries appearing in the Report on Form 8-K/A of Exchange Applications, Inc. into this Registration Statement.



/s/ Deloitte & Touche LLP
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Dallas, Texas
September 25, 2000